JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited)

Investments		Principal Amount ($)	Value ($)
CORPORATE BONDS — 59.5%
Australia — 0.4%
APT Pipelines Ltd. 2.00%, 7/15/2030 (a)	EUR	150,000	180,610
Glencore Finance Europe Ltd. 6.00%, 4/3/2022 (a)(b)	GBP	100,000	135,322
Glencore Funding LLC
2.50%, 9/1/2030 (c)		462,000	449,453
2.63%, 9/23/2031 (c)		203,000	196,884
Rio Tinto Finance USA Ltd. 2.75%, 11/2/2051		295,000	295,723
Westpac Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (d)		75,000	81,332

			1,339,324

Austria — 0.3%
ams AG 6.00%, 7/31/2025 (a)	EUR	700,000	833,595

Belgium — 1.1%
Anheuser-Busch Cos. LLC
4.70%, 2/1/2036		170,000	204,425
4.90%, 2/1/2046		85,000	107,905
Anheuser-Busch InBev SA/NV 3.70%, 4/2/2040 (a)	EUR	200,000	304,149
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/6/2048		114,000	137,069
KBC Group NV
(EUR Swap Annual 5 Year + 4.69%), 4.75%, 3/5/2024 (a)(d)(e)(f)	EUR	400,000	473,245
(EUR Swap Annual 5 Year + 1.25%), 1.62%, 9/18/2029 (a)(d)	EUR	300,000	350,066
Ontex Group NV 3.50%, 7/15/2026 (a)	EUR	200,000	214,061
Sarens Finance Co. NV 5.75%, 2/21/2027 (a)	EUR	400,000	442,932
Solvay Finance SACA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a)(d)(e)(f)	EUR	100,000	122,426
Solvay SA (EUR Swap Annual 5 Year + 3.92%), 4.25%, 12/4/2023 (a)(d)(e)(f)	EUR	700,000	832,571
Telenet Finance Luxembourg Notes SARL 3.50%, 3/1/2028 (a)	EUR	200,000	231,213

			3,420,062

Investments	Principal Amount ($)	Value ($)
Brazil — 0.4%
Gerdau Trade, Inc. 4.88%, 10/24/2027 (a)	200,000	215,975
Guara Norte SARL 5.20%, 6/15/2034 (c)	319,244	304,539
Klabin Austria GmbH 7.00%, 4/3/2049 (a)	200,000	223,375
Suzano Austria GmbH
3.75%, 1/15/2031	48,000	47,109
7.00%, 3/16/2047 (a)	200,000	244,225
Vale Overseas Ltd. 3.75%, 7/8/2030	259,000	259,162

		1,294,385

Canada — 0.3%
Emera US Finance LP
2.64%, 6/15/2031 (c)	272,000	271,229
4.75%, 6/15/2046	160,000	189,900
Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (d)	236,000	276,297
Transcanada Trust Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (d)	57,000	61,988

		799,414

Chile — 0.3%
Alfa Desarrollo SpA 4.55%, 9/27/2051 (c)	340,000	321,938
Empresa de Transporte de Pasajeros Metro SA 4.70%, 5/7/2050 (c)	200,000	229,500
Kenbourne Invest SA 6.88%, 11/26/2024 (c)	200,000	208,537

		759,975

China — 0.7%
Alibaba Group Holding Ltd. 3.40%, 12/6/2027	200,000	212,808
Country Garden Holdings Co. Ltd. 3.13%, 10/22/2025 (a)	530,000	471,700
Huarong Finance 2017 Co. Ltd. 4.25%, 11/7/2027 (a)	200,000	197,000
Huarong Finance 2019 Co. Ltd.
(ICE LIBOR USD 3 Month + 1.13%), 1.29%, 2/24/2023 (a)(d)	200,000	191,500
2.13%, 9/30/2023 (a)	200,000	194,000
Longfor Group Holdings Ltd. 4.50%, 1/16/2028 (a)	300,000	315,900
NXP BV 3.25%, 5/11/2041 (c)	300,000	305,580
Tencent Holdings Ltd. 3.98%, 4/11/2029 (a)	200,000	217,920

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
Yuzhou Group Holdings Co. Ltd. 8.38%, 10/30/2024 (a)		200,000	62,000

			2,168,408

Colombia — 0.2%
AI Candelaria Spain SLU 5.75%, 6/15/2033 (c)		250,000	238,750
Ecopetrol SA 5.88%, 5/28/2045		400,000	369,500

			608,250

Denmark — 0.3%
Danske Bank A/S (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.73%), 5.00%, 1/12/2023 (c)(d)		200,000	200,880
DKT Finance ApS 7.00%, 6/17/2023 (a)	EUR	300,000	344,483
Nykredit Realkredit A/S Series CCE, 1.00%, 10/1/2050 (a)	DKK	600,738	87,010
TDC A/S 5.00%, 3/2/2022 (b)	EUR	200,000	228,400

			860,773

Finland — 0.2%
Nokia OYJ 2.00%, 3/15/2024 (a)	EUR	425,000	496,452
Nordea Bank Abp (EUR Swap Annual 5 Year + 1.30%), 1.00%, 6/27/2029 (a)(d)	EUR	100,000	115,208

			611,660

France — 8.1%
Airbus SE 1.63%, 6/9/2030 (a)	EUR	700,000	850,697
Altice France SA 3.38%, 1/15/2028 (a)	EUR	1,100,000	1,189,930
AXA SA (EURIBOR 3 Month + 3.75%), 3.38%, 7/6/2047 (a)(d)	EUR	600,000	764,089
Banijay Entertainment SASU 3.50%, 3/1/2025 (a)	EUR	375,000	423,195
Banijay Group SAS 6.50%, 3/1/2026 (a)	EUR	200,000	234,611
BPCE SA
5.15%, 7/21/2024 (c)		600,000	653,748
(EURIBOR 3 Month + 1.00%), 0.50%, 9/15/2027 (a)(d)	EUR	400,000	451,803
(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (a)(d)	EUR	400,000	465,192

Investments		Principal Amount ($)	Value ($)
(SOFR + 1.73%), 3.12%, 10/19/2032 (c)(d)		250,000	250,791
Casino Guichard Perrachon SA 4.50%, 3/7/2024 (a)(b)	EUR	200,000	223,077
CGG SA
7.75%, 4/1/2027 (c)	EUR	184,000	205,023
7.75%, 4/1/2027 (a)	EUR	150,000	167,138
Chrome Bidco SASU
3.50%, 5/31/2028 (c)	EUR	239,000	269,695
3.50%, 5/31/2028 (a)	EUR	100,000	112,843
Chrome Holdco SASU 5.00%, 5/31/2029 (c)	EUR	158,000	177,754
Credit Agricole SA
3.25%, 10/4/2024 (c)		376,000	395,719
(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (c)(d)(e)(f)		875,000	1,030,382
(EUR Swap Annual 5 Year + 4.37%), 4.00%, 12/23/2027 (a)(d)(e)(f)	EUR	200,000	242,994
2.00%, 3/25/2029 (a)	EUR	200,000	239,458
(EUR Swap Annual 5 Year + 1.90%), 1.62%, 6/5/2030 (a)(d)	EUR	500,000	581,119
Credit Mutuel Arkea SA (EURIBOR ICE Swap Rate 5 Year + 1.45%), 1.88%, 10/25/2029 (a)(d)	EUR	300,000	350,471
Electricite de France SA
(EUR Swap Annual 6 Year + 3.44%), 4.00%, 7/4/2024 (a)(d)(e)(f)	EUR	300,000	359,964
(EUR Swap Annual 5 Year + 4.00%), 3.38%, 6/15/2030 (a)(d)(e)(f)	EUR	600,000	705,977
Elis SA 1.63%, 4/3/2028 (a)	EUR	500,000	560,812
Faurecia SE
3.13%, 6/15/2026 (a)	EUR	700,000	808,159
2.38%, 6/15/2027 (a)	EUR	600,000	674,328
3.75%, 6/15/2028 (a)	EUR	100,000	116,985
Iliad Holding SASU
5.13%, 10/15/2026 (c)	EUR	111,000	128,655
5.63%, 10/15/2028 (c)	EUR	784,000	915,808
La Financiere Atalian SASU
4.00%, 5/15/2024 (a)	EUR	350,000	385,976
5.13%, 5/15/2025 (a)	EUR	100,000	111,719
Loxam SAS 2.88%, 4/15/2026 (a)	EUR	300,000	333,974
Lune Holdings SARL 5.63%, 11/15/2028 (c)	EUR	375,000	420,503

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
Orange SA
(EUR Swap Annual 5 Year + 2.36%), 2.38%, 1/15/2025 (a)(d)(e)(f)	EUR	200,000	234,759
(EUR Swap Annual 5 Year + 3.99%), 5.00%, 10/1/2026 (a)(d)(e)(f)	EUR	400,000	528,032
(EURIBOR ICE Swap Rate 5 Year + 2.18%), 1.75%, 12/19/2026 (a)(d)(e)(f)	EUR	200,000	229,812
Orano SA 3.13%, 3/20/2023 (a)	EUR	800,000	934,498
Paprec Holding SA
4.00%, 3/31/2025 (a)	EUR	100,000	114,476
3.50%, 7/1/2028 (a)	EUR	150,000	170,195
3.50%, 7/1/2028 (c)	EUR	223,000	253,024
Parts Europe SA 6.50%, 7/16/2025 (a)	EUR	400,000	469,239
Quatrim SASU 5.88%, 1/15/2024 (a)	EUR	500,000	579,525
Renault SA
2.00%, 9/28/2026 (a)	EUR	800,000	891,493
1.13%, 10/4/2027 (a)	EUR	100,000	104,591
Societe Generale SA
(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (c)(d)(e)(f)		200,000	230,437
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (c)(d)(e)(f)		1,325,000	1,385,659
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.65%, 7/8/2035 (c)(d)		200,000	206,468
SPIE SA
3.13%, 3/22/2024 (a)	EUR	200,000	235,262
2.63%, 6/18/2026 (a)	EUR	500,000	584,175
Tereos Finance Groupe I SA 4.13%, 6/16/2023 (a)	EUR	300,000	343,470
TotalEnergies Capital International SA 3.13%, 5/29/2050		50,000	51,644
TotalEnergies SE
(EUR Swap Annual 5 Year + 3.78%), 3.88%, 5/18/2022 (a)(d)(e)(f)	EUR	100,000	114,993
(EUR Swap Annual 5 Year + 1.77%), 1.75%, 4/4/2024 (a)(d)(e)(f)	EUR	850,000	978,445
Valeo 3.25%, 1/22/2024 (a)	EUR	800,000	962,397

Investments		Principal Amount ($)	Value ($)
Vallourec SA 8.50%, 6/30/2026 (a)	EUR	500,000	570,254

			24,975,437

Germany — 6.5%
Adler Pelzer Holding GmbH 4.13%, 4/1/2024 (a)	EUR	600,000	615,306
Bertelsmann SE & Co. KGaA (EUR Swap Annual 5 Year + 2.64%), 3.00%, 4/23/2075 (a)(d)	EUR	200,000	231,575
BK LC Lux Finco1 SARL 5.25%, 4/30/2029 (a)	EUR	550,000	639,349
CeramTec BondCo GmbH 5.25%, 12/15/2025 (a)	EUR	100,000	114,363
Cheplapharm Arzneimittel GmbH 4.38%, 1/15/2028 (a)	EUR	550,000	638,113
Commerzbank AG
(EUR Swap Annual 5 Year + 6.74%), 6.50%, 10/9/2029 (a)(d)(e)(f)	EUR	200,000	257,398
(EUR Swap Annual 5 Year + 4.35%), 4.00%, 12/5/2030 (a)(d)	EUR	500,000	613,092
CT Investment GmbH
5.50%, 4/15/2026 (a)	EUR	250,000	281,682
5.50%, 4/15/2026 (c)	EUR	106,000	119,433
Deutsche Bank AG
(SOFR + 2.16%), 2.22%, 9/18/2024 (d)		1,075,000	1,090,279
(EUR Swap Annual 5 Year + 4.75%), 4.62%, 10/30/2027 (a)(d)(e)(f)	EUR	400,000	454,696
Douglas GmbH
6.00%, 4/8/2026 (c)	EUR	550,000	605,042
6.00%, 4/8/2026 (a)	EUR	100,000	110,008
Hapag-Lloyd AG 2.50%, 4/15/2028 (a)	EUR	500,000	584,816
IHO Verwaltungs GmbH
3.75% (cash), 9/15/2026 (a)(g)	EUR	125,000	143,560
3.88% (cash), 5/15/2027 (a)(g)(h)	EUR	500,000	576,418
Kirk Beauty SUN GmbH 9.00% (PIK), 10/1/2026 (c)(g)(h)	EUR	261,687	275,533
Nidda BondCo GmbH 5.00%, 9/30/2025 (a)	EUR	675,000	756,037
Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (a)	EUR	325,000	365,264
ProGroup AG 3.00%, 3/31/2026 (a)	EUR	200,000	227,211
Renk AG 5.75%, 7/15/2025 (a)	EUR	300,000	352,070

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
5.75%, 7/15/2025 (c)	EUR	100,000	117,357
Schaeffler AG
2.88%, 3/26/2027 (a)	EUR	450,000	549,897
3.38%, 10/12/2028 (a)	EUR	500,000	628,449
Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR	219,799	255,514
Techem Verwaltungsgesellschaft 675 mbH 2.00%, 7/15/2025 (a)	EUR	800,000	892,763
thyssenkrupp AG
1.38%, 3/3/2022 (a)	EUR	650,000	736,810
1.88%, 3/6/2023 (a)	EUR	150,000	170,943
2.50%, 2/25/2025 (a)	EUR	100,000	116,393
TK Elevator Holdco GmbH 6.63%, 7/15/2028 (a)	EUR	270,000	318,412
TK Elevator Midco GmbH 4.38%, 7/15/2027 (a)	EUR	500,000	579,667
Traton Finance Luxembourg SA 0.75%, 3/24/2029 (a)	EUR	200,000	223,971
TUI Cruises GmbH 6.50%, 5/15/2026 (a)	EUR	350,000	382,645
Vantage Towers AG 0.38%, 3/31/2027 (a)	EUR	300,000	335,606
Volkswagen International Finance NV
(EUR Swap Annual 10 Year + 3.35%), 5.13%, 9/4/2023 (a)(d)(e)(f)	EUR	53,000	64,220
(EUR Swap Annual 5 Year + 3.75%), 3.50%, 6/17/2025 (a)(d)(e)(f)	EUR	200,000	241,280
(EUR Swap Annual 12 Year + 2.97%), 4.62%, 3/24/2026 (a)(d)(e)(f)	EUR	600,000	759,162
(EUR Swap Annual 10 Year + 3.98%), 4.62%, 6/27/2028 (a)(d)(e)(f)	EUR	400,000	511,809
3.25%, 11/18/2030 (a)	EUR	600,000	811,224
Vonovia Finance BV
2.25%, 4/7/2030 (a)	EUR	500,000	631,187
WEPA Hygieneprodukte GmbH
2.88%, 12/15/2027 (a)	EUR	350,000	370,207
ZF Europe Finance BV
2.00%, 2/23/2026 (a)	EUR	900,000	1,018,138
2.50%, 10/23/2027 (a)	EUR	300,000	343,432
ZF Finance GmbH
3.75%, 9/21/2028 (a)	EUR	600,000	730,980

			19,841,311

Greece — 0.3%
Alpha Bank SA
2.50%, 2/5/2023 (a)	EUR	780,000	908,393

India — 0.1%
Greenko Dutch BV
3.85%, 3/29/2026 (c)		197,000	198,872

Investments		Principal Amount ($)	Value ($)
NTPC Ltd. 3.75%, 4/3/2024 (a)		200,000	208,662

			407,534

Indonesia — 0.4%
Indonesia Asahan Aluminium Persero PT 5.45%, 5/15/2030 (c)		200,000	226,595
Pertamina Persero PT 3.65%, 7/30/2029 (c)		400,000	422,825
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13%, 5/15/2027 (a)		200,000	213,663
4.38%, 2/5/2050 (a)		320,000	320,560

			1,183,643

Ireland — 1.2%
AerCap Ireland Capital DAC
4.63%, 7/1/2022		330,000	337,448
3.00%, 10/29/2028		185,000	186,296
3.30%, 1/30/2032		205,000	206,564
3.85%, 10/29/2041		150,000	154,772
AIB Group plc
(EUR Swap Annual 5 Year + 2.15%), 1.88%, 11/19/2029 (a)(d)	EUR	750,000	861,697
Avolon Holdings Funding Ltd.
3.95%, 7/1/2024 (c)		126,000	132,060
2.13%, 2/21/2026 (c)		440,000	430,795
4.25%, 4/15/2026 (c)		140,000	149,461
4.38%, 5/1/2026 (c)		60,000	64,293
Bank of Ireland Group plc
(EUR Swap Annual 5 Year + 7.92%), 7.50%, 5/19/2025 (a)(d)(e)(f)	EUR	300,000	387,437
eircom Finance DAC
3.50%, 5/15/2026 (a)	EUR	800,000	914,085

			3,824,908

Israel — 0.2%
Energean Israel Finance Ltd.
4.88%, 3/30/2026 (a)		156,000	153,465
5.38%, 3/30/2028 (a)		164,000	160,925
Leviathan Bond Ltd.
6.13%, 6/30/2025 (a)		200,000	209,975
6.50%, 6/30/2027 (a)		200,000	209,913

			734,278

Italy — 5.2%
Assicurazioni Generali SpA
2.43%, 7/14/2031 (a)	EUR	200,000	235,893
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/2047 (a)(d)	EUR	200,000	271,197
Atlantia SpA
1.63%, 2/3/2025 (a)	EUR	300,000	346,609
1.88%, 7/13/2027 (a)	EUR	200,000	234,192
1.88%, 2/12/2028 (a)	EUR	400,000	466,044

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
Autostrade per l’Italia SpA
1.63%, 6/12/2023	EUR	200,000	229,608
1.75%, 2/1/2027 (a)	EUR	1,450,000	1,692,568
2.00%, 12/4/2028 (a)	EUR	700,000	822,388
Brunello Bidco SpA 3.50%, 2/15/2028 (a)	EUR	300,000	336,147
Enel Finance International NV 3.50%, 4/6/2028 (c)		200,000	216,041
Enel SpA Series 63.5, (EUR Swap Annual 5 Year + 2.58%), 3.38%, 8/24/2026 (a)(d)(e)(f)	EUR	800,000	985,533
Eni SpA 4.25%, 5/9/2029 (c)		250,000	282,700
Gamma Bidco SpA
5.13%, 7/15/2025 (a)	EUR	450,000	507,793
5.13%, 7/15/2025 (c)	EUR	132,000	148,953
Guala Closures SpA
3.25%, 6/15/2028 (c)	EUR	284,000	313,565
3.25%, 6/15/2028 (a)	EUR	100,000	110,411
Infrastrutture Wireless Italiane SpA
1.88%, 7/8/2026 (a)	EUR	300,000	352,363
Intesa Sanpaolo SpA
(EUR Swap Annual 5 Year + 5.86%), 6.25%, 5/16/2024 (a)(d)(e)(f)	EUR	300,000	364,308
3.93%, 9/15/2026 (a)	EUR	150,000	186,639
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (a)(d)(e)(f)	EUR	476,000	641,725
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (c)(d)		200,000	206,418
Kedrion SpA
3.38%, 5/15/2026 (a)	EUR	250,000	280,151
3.38%, 5/15/2026 (c)	EUR	225,000	252,136
Leonardo SpA 4.88%, 3/24/2025	EUR	800,000	1,018,803
Nexi SpA 1.63%, 4/30/2026 (a)	EUR	450,000	502,103
Pro-Gest SpA 3.25%, 12/15/2024 (a)	EUR	100,000	108,601
Rossini SARL 6.75%, 10/30/2025 (a)	EUR	200,000	234,226
Saipem Finance International BV 2.63%, 1/7/2025 (a)	EUR	250,000	280,690
Telecom Italia SpA
3.63%, 1/19/2024 (a)	EUR	100,000	117,323
2.88%, 1/28/2026 (a)	EUR	100,000	114,407
3.63%, 5/25/2026 (a)	EUR	825,000	968,005

Investments		Principal Amount ($)	Value ($)
2.38%, 10/12/2027 (a)	EUR	1,450,000	1,595,112
UniCredit SpA
(EURIBOR ICE Swap Rate 5 Year + 7.33%), 7.50%, 6/3/2026 (a)(d)(e)(f)	EUR	700,000	914,626
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (c)(d)		200,000	195,200
(EURIBOR ICE Swap Rate 5 Year + 4.74%), 4.87%, 2/20/2029 (a)(d)	EUR	200,000	241,962
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (c)(d)		200,000	197,998
Verde Bidco SpA 4.63%, 10/1/2026 (c)	EUR	100,000	115,274

			16,087,712

Japan — 0.5%
Sumitomo Mitsui Financial Group, Inc. 1.47%, 7/8/2025		460,000	459,023
Takeda Pharmaceutical Co. Ltd.
1.00%, 7/9/2029	EUR	600,000	698,898
3.03%, 7/9/2040		270,000	274,437

			1,432,358

Kazakhstan — 0.1%
KazMunayGas National Co. JSC 5.75%, 4/19/2047 (a)		380,000	446,424

Kuwait — 0.1%
MEGlobal Canada ULC 5.00%, 5/18/2025 (c)		200,000	217,915

Luxembourg — 2.6%
Altice Finco SA 4.75%, 1/15/2028 (a)	EUR	500,000	523,891
Altice France Holding SA
8.00%, 5/15/2027 (a)	EUR	350,000	417,740
8.00%, 5/15/2027 (c)	EUR	123,000	146,806
4.00%, 2/15/2028 (a)	EUR	500,000	531,740
ArcelorMittal SA 1.75%, 11/19/2025 (a)	EUR	625,000	740,014
ARD Finance SA
5.00% (cash), 6/30/2027 (a)(g)(h)	EUR	100,000	114,970
5.00% (cash), 6/30/2027 (c)(g)	EUR	100,000	114,969
Herens Midco SARL
5.25%, 5/15/2029 (c)	EUR	303,000	319,578
5.25%, 5/15/2029 (a)	EUR	300,000	316,414

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
INEOS Finance plc
3.38%, 3/31/2026 (a)	EUR	400,000	461,011
3.38%, 3/31/2026 (c)	EUR	147,000	169,422
Matterhorn Telecom SA
3.13%, 9/15/2026 (a)	EUR	475,000	525,391
3.13%, 9/15/2026 (c)	EUR	100,000	110,609
Monitchem HoldCo 3 SA 5.25%, 3/15/2025 (a)	EUR	300,000	344,483
PLT VII Finance SARL 4.63%, 1/5/2026 (a)	EUR	550,000	636,292
SELP Finance SARL REIT, 0.88%, 5/27/2029 (a)	EUR	200,000	223,815
SES SA
(EUR Swap Annual 5 Year + 5.40%), 5.63%, 1/29/2024 (a)(d)(e)(f)	EUR	400,000	483,105
(EUR Swap Annual 5 Year + 3.19%), 2.87%, 5/27/2026 (a)(d)(e)(f)	EUR	500,000	567,050
0.88%, 11/4/2027 (a)	EUR	450,000	507,896
Summer BC Holdco A SARL 9.25%, 10/31/2027 (a)	EUR	180,211	219,501
Summer BC Holdco B SARL 5.75%, 10/31/2026 (a)	EUR	500,000	586,897

			8,061,594

Malaysia — 0.1%
Petronas Capital Ltd. 3.40%, 4/28/2061 (c)		436,000	450,126

Mexico — 1.0%
Banco Mercantil del Norte SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (c)(d)(e)(f)		200,000	201,850
BBVA Bancomer SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.12%, 1/18/2033 (c)(d)		200,000	202,660
Bimbo Bakeries USA, Inc. 4.00%, 5/17/2051 (c)		400,000	442,284
Cemex SAB de CV
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.12%, 6/8/2026 (c)(d)(e)(f)		488,000	493,490
3.88%, 7/11/2031 (c)		377,000	366,312
Fomento Economico Mexicano SAB de CV 3.50%, 1/16/2050		150,000	159,837

Investments		Principal Amount ($)	Value ($)
Petroleos Mexicanos
6.75%, 9/21/2047		825,000	674,561
6.95%, 1/28/2060		510,000	416,925

			2,957,919

Morocco — 0.1%
OCP SA 6.88%, 4/25/2044 (a)		200,000	232,788

Netherlands — 3.0%
ABN AMRO Bank NV
4.75%, 7/28/2025 (c)		200,000	218,562
(EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (a)(d)(e)(f)	EUR	800,000	952,462
4.80%, 4/18/2026 (c)		200,000	221,368
Cooperatieve Rabobank UA
(EUR Swap Annual 5 Year + 3.70%), 3.25%, 12/29/2026 (a)(d)(e)(f)	EUR	200,000	228,049
(EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (a)(d)(e)(f)	EUR	600,000	736,598
ING Groep NV
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (d)(e)(f)		295,000	276,415
(EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028 (d)	EUR	400,000	470,521
(EUR Swap Annual 5 Year + 1.20%), 1.00%, 11/13/2030 (a)(d)	EUR	300,000	340,463
Nobel Bidco BV
3.13%, 6/15/2028 (a)	EUR	400,000	440,711
3.13%, 6/15/2028 (c)	EUR	136,000	149,842
OCI NV
3.13%, 11/1/2024 (a)	EUR	85,714	98,200
3.63%, 10/15/2025 (c)	EUR	118,000	137,664
Q-Park Holding I BV 2.00%, 3/1/2027 (a)	EUR	500,000	536,373
Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR	725,000	756,422
Sunshine Mid BV 6.50%, 5/15/2026 (a)	EUR	600,000	698,662
Titan Holdings II BV
5.13%, 7/15/2029 (a)	EUR	200,000	224,552
5.13%, 7/15/2029 (c)	EUR	168,000	188,623
Trivium Packaging Finance BV 3.75%, 8/15/2026 (a)(b)	EUR	500,000	567,050
United Group BV 4.88%, 7/1/2024 (a)	EUR	200,000	228,068
UPC Holding BV 3.88%, 6/15/2029 (a)	EUR	400,000	459,791

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
Ziggo Bond Co. BV 3.38%, 2/28/2030 (a)	EUR	1,100,000	1,210,085
Ziggo BV 4.25%, 1/15/2027 (a)	EUR	160,000	184,631

			9,325,112

Peru — 0.1%
Southern Copper Corp. 5.88%, 4/23/2045		140,000	187,597

Portugal — 0.8%
EDP - Energias de Portugal SA (EUR Swap Annual 5 Year + 1.84%), 1.70%, 7/20/2080 (a)(d)	EUR	1,200,000	1,349,012
EDP Finance BV
3.63%, 7/15/2024 (c)		675,000	711,869
1.50%, 11/22/2027 (a)	EUR	200,000	241,637

			2,302,518

Qatar — 0.1%
ABQ Finance Ltd. 3.50%, 2/22/2022 (a)		200,000	200,600

Spain — 5.3%
Abertis Infraestructuras Finance BV
(EUR Swap Annual 5 Year + 3.69%), 3.25%, 11/24/2025 (a)(d)(e)(f)	EUR	600,000	689,728
(EUR Swap Annual 5 Year + 3.27%), 2.62%, 1/26/2027 (a)(d)(e)(f)	EUR	100,000	110,204
Banco Bilbao Vizcaya Argentaria SA
(EUR Swap Annual 5 Year + 6.04%), 6.00%, 3/29/2024 (a)(d)(e)(f)	EUR	400,000	480,858
(EUR Swap Annual 5 Year + 6.46%), 6.00%, 1/15/2026 (a)(d)(e)(f)	EUR	600,000	749,316
Banco de Sabadell SA (EUR Swap Annual 1 Year + 0.97%), 0.63%, 11/7/2025 (a)(d)	EUR	300,000	340,968
Banco Santander SA 2.13%, 2/8/2028 (a)	EUR	200,000	238,947
CaixaBank SA
(EUR Swap Annual 5 Year + 6.22%), 6.37%, 9/19/2023 (a)(d)(e)(f)	EUR	400,000	484,418
(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a)(d)(e)(f)	EUR	200,000	250,862
(EUR Swap Annual 5 Year + 3.62%), 3.75%, 2/15/2029 (a)(d)	EUR	800,000	961,679
Cellnex Telecom SA
2.88%, 4/18/2025 (a)	EUR	1,100,000	1,330,809

Investments		Principal Amount ($)	Value ($)
1.00%, 4/20/2027 (a)	EUR	100,000	110,823
1.88%, 6/26/2029	EUR	100,000	112,929
Cirsa Finance International SARL 4.75%, 5/22/2025 (a)	EUR	650,000	724,265
ContourGlobal Power Holdings SA
4.13%, 8/1/2025 (a)	EUR	400,000	457,923
3.13%, 1/1/2028 (c)	EUR	100,000	111,425
eDreams ODIGEO SA 5.50%, 9/1/2023 (a)	EUR	400,000	446,064
Grifols SA
1.63%, 2/15/2025 (c)	EUR	100,000	112,616
2.25%, 11/15/2027 (c)	EUR	100,000	113,024
2.25%, 11/15/2027 (a)	EUR	900,000	1,017,220
Grupo Antolin-Irausa SA
3.50%, 4/30/2028 (c)	EUR	225,000	237,282
3.50%, 4/30/2028 (a)	EUR	200,000	210,917
Iberdrola International BV
(EUR Swap Annual 5 Year + 2.06%), 2.62%, 3/26/2024 (a)(d)(e)(f)	EUR	800,000	948,249
(EUR Swap Annual 5 Year + 2.97%), 3.25%, 11/12/2024 (a)(d)(e)(f)	EUR	100,000	121,381
Kaixo Bondco Telecom SA 5.13%, 9/30/2029 (c)	EUR	142,000	159,834
Lorca Telecom Bondco SA
4.00%, 9/18/2027 (a)	EUR	600,000	683,862
4.00%, 9/18/2027 (c)	EUR	466,000	531,133
Naturgy Finance BV (EUR Swap Annual 9 Year + 3.08%), 3.38%, 4/24/2024 (a)(d)(e)(f)	EUR	200,000	236,460
Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a)(d)	EUR	1,000,000	1,210,652
Telefonica Emisiones SA 5.21%, 3/8/2047		150,000	187,754
Telefonica Europe BV
(EUR Swap Annual 5 Year + 2.33%), 2.62%, 3/7/2023 (a)(d)(e)(f)	EUR	200,000	231,355
Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 9/4/2023 (a)(d)(e)(f)	EUR	1,300,000	1,520,167
(EUR Swap Annual 8 Year + 2.97%), 3.88%, 6/22/2026 (a)(d)(e)(f)	EUR	900,000	1,075,552

			16,198,676

Sweden — 1.1%
Dometic Group AB
3.00%, 5/8/2026 (a)	EUR	450,000	534,571

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
Svenska Handelsbanken AB
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (a)(d)(e)(f)		200,000	205,000
Verisure Holding AB
3.88%, 7/15/2026 (a)	EUR	275,000	316,494
3.25%, 2/15/2027 (a)	EUR	1,050,000	1,180,385
Verisure Midholding AB
5.25%, 2/15/2029 (c)	EUR	219,000	250,526
Volvo Car AB
2.00%, 1/24/2025 (a)	EUR	600,000	703,861
2.50%, 10/7/2027 (a)	EUR	100,000	121,916

			3,312,753

Switzerland — 1.9%
Argentum Netherlands for Zurich Insurance Co. Ltd.
(EURIBOR 3 Month + 3.95%), 3.50%, 10/1/2046 (a)(d)	EUR	700,000	890,404
Credit Suisse Group AG
(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (c)(d)(e)(f)		450,000	484,603
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.89%), 5.25%, 2/11/2027 (c)(d)(e)(f)		620,000	629,300
4.28%, 1/9/2028 (c)		550,000	599,754
(EUR Swap Annual 1 Year + 0.77%), 0.65%, 1/14/2028 (a)(d)	EUR	100,000	112,097
(SOFR + 3.73%), 4.19%, 4/1/2031 (c)(d)		274,000	301,380
(SOFR + 1.73%), 3.09%, 5/14/2032 (c)(d)		561,000	568,556
Dufry One BV
2.50%, 10/15/2024 (a)	EUR	400,000	437,963
Kongsberg Actuation Systems BV
5.00%, 7/15/2025 (a)	EUR	300,000	341,029
Swiss Re Finance Luxembourg SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (c)(d)		200,000	223,000
UBS Group AG
(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (a)(d)(e)(f)	EUR	200,000	228,877

Investments		Principal Amount ($)	Value ($)
(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a)(d)(e)(f)		200,000	221,489
(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (a)(d)(e)(f)		200,000	221,404
(EUR Swap Annual 1 Year + 0.77%), 0.25%, 11/5/2028 (a)(d)	EUR	300,000	334,221
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (c)(d)		280,000	270,647

			5,864,724

Taiwan — 0.1%
Competition Team Technologies Ltd.
3.75%, 3/12/2024 (a)		200,000	211,163

United Kingdom — 8.2%
Barclays plc
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.02%), 6.37%, 12/15/2025 (a)(d)(e)(f)	GBP	400,000	566,559
BAT Capital Corp.
4.39%, 8/15/2037		404,000	428,987
BP Capital Markets plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d)(e)(f)		204,000	213,180
(EUR Swap Annual 5 Year + 3.88%), 3.25%, 3/22/2026 (a)(d)(e)(f)	EUR	600,000	717,035
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d)(e)(f)		94,000	101,167
British Telecommunications plc
(EURIBOR ICE Swap Rate 5 Year + 2.13%), 1.87%, 8/18/2080 (a)(d)	EUR	100,000	109,903
Centrica plc 4.38%, 3/13/2029 (a)	GBP	200,000	310,299
CK Hutchison Group Telecom Finance SA 1.13%, 10/17/2028 (a)	EUR	850,000	982,247
Constellation Automotive Financing plc
4.88%, 7/15/2027 (c)	GBP	169,000	218,109
4.88%, 7/15/2027 (a)	GBP	100,000	129,058
EC Finance plc
3.00%, 10/15/2026 (c)	EUR	199,000	229,116

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
eG Global Finance plc 4.38%, 2/7/2025 (a)	EUR	700,000	778,874
Eversholt Funding plc 2.74%, 6/30/2040 (a)	GBP	779,488	1,084,450
FCE Bank plc 1.13%, 2/10/2022 (a)	EUR	300,000	340,493
Heathrow Funding Ltd.
6.75%, 12/3/2026 (a)	GBP	300,000	489,068
1.50%, 2/11/2030 (a)	EUR	300,000	351,224
1.88%, 3/14/2034 (a)	EUR	250,000	294,248
5.88%, 5/13/2041 (a)	GBP	100,000	194,705
HSBC Holdings plc
(SOFR + 1.54%), 1.64%, 4/18/2026 (d)		490,000	487,743
5.75%, 12/20/2027 (a)	GBP	200,000	314,547
(SOFR + 1.73%), 2.01%, 9/22/2028 (d)		520,000	508,047
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (d)		250,000	272,549
Iceland Bondco plc 4.63%, 3/15/2025 (a)	GBP	500,000	605,127
INEOS Quattro Finance 2 plc 2.50%, 1/15/2026 (c)	EUR	200,000	223,196
INEOS Styrolution Group GmbH 2.25%, 1/16/2027 (a)	EUR	300,000	328,747
International Consolidated Airlines Group SA 1.50%, 7/4/2027 (a)	EUR	300,000	296,606
Jaguar Land Rover Automotive plc
2.20%, 1/15/2024 (a)	EUR	400,000	446,841
4.50%, 1/15/2026 (a)	EUR	475,000	550,872
Lloyds Banking Group plc
(USD Swap Semi 5 Year + 4.76%), 7.50%, 6/27/2024 (d)(e)(f)		200,000	217,000
(EURIBOR ICE Swap Rate 5 Year + 5.29%), 4.95%, 6/27/2025 (a)(d)(e)(f)	EUR	500,000	608,161
4.58%, 12/10/2025		200,000	219,356
Motion Finco SARL 7.00%, 5/15/2025 (a)	EUR	250,000	294,554
Nationwide Building Society
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027 (a)(d)(e)(f)	GBP	750,000	1,068,532
NatWest Group plc
(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (d)		235,000	237,791

Investments		Principal Amount ($)	Value ($)
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (d)		780,000	829,232
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.99%), 5.13%, 5/12/2027 (d)(e)(f)	GBP	684,000	945,622
NGG Finance plc (EUR Swap Annual 5 Year + 2.53%), 2.13%, 9/5/2082 (a)(d)	EUR	900,000	1,017,934
Pinnacle Bidco plc 5.50%, 2/15/2025 (a)	EUR	500,000	574,989
Punch Finance plc
6.13%, 6/30/2026 (a)	GBP	300,000	398,488
6.13%, 6/30/2026 (c)	GBP	138,000	183,304
RAC Bond Co. plc 5.25%, 11/4/2027 (c)	GBP	254,000	329,044
Rolls-Royce plc 0.88%, 5/9/2024 (a)	EUR	400,000	446,469
Santander UK Group Holdings plc
(GBP Swap 5 Year + 5.79%), 6.75%, 6/24/2024 (a)(d)(e)(f)	GBP	200,000	284,609
(SOFR + 0.99%), 1.67%, 6/14/2027 (d)		400,000	392,327
SIG plc 5.25%, 11/30/2026 (c)	EUR	167,000	189,281
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.66%), 6.00%, 7/26/2025 (c)(d)(e)(f)		200,000	214,250
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.85%), 4.64%, 4/1/2031 (c)(d)		680,000	770,213
Synthomer plc
3.88%, 7/1/2025 (a)	EUR	400,000	465,242
Virgin Media Finance plc
3.75%, 7/15/2030 (a)	EUR	725,000	814,494
Vodafone Group plc
5.25%, 5/30/2048		180,000	234,144
4.88%, 6/19/2049		121,000	151,305
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/3/2078 (a)(d)	EUR	700,000	871,352
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 1/3/2079 (a)(d)	EUR	300,000	350,896

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (d)		429,000	516,413
Series NC10, (EUR Swap Annual 5 Year + 3.23%), 3.00%, 8/27/2080 (a)(d)	EUR	625,000	713,699
Wheel Bidco Ltd.
6.75%, 7/15/2026 (c)	GBP	100,000	130,834
6.75%, 7/15/2026 (a)	GBP	100,000	130,834

			25,173,366

United States — 8.2%
Adient Global Holdings Ltd. 3.50%, 8/15/2024 (a)	EUR	300,000	341,931
AES Corp. (The)
3.30%, 7/15/2025 (c)		31,000	32,428
3.95%, 7/15/2030 (c)		42,000	45,280
Alexander Funding Trust 1.84%, 11/15/2023 (c)		70,000	70,694
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034		100,000	96,981
American Express Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 3.55%, 9/15/2026 (d)(e)(f)		104,000	102,700
Ardagh Metal Packaging Finance USA LLC
2.00%, 9/1/2028 (c)	EUR	175,000	195,243
3.00%, 9/1/2029 (a)	EUR	150,000	165,712
3.00%, 9/1/2029 (c)	EUR	129,000	142,512
Ardagh Packaging Finance plc
2.13%, 8/15/2026 (a)	EUR	300,000	331,289
2.13%, 8/15/2026 (c)	EUR	100,000	110,430
AT&T, Inc.
3.50%, 9/15/2053		380,000	383,844
3.55%, 9/15/2055		99,000	99,519
Aviation Capital Group LLC 1.95%, 9/20/2026 (c)		220,000	215,110
Bank of America Corp.
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (d)		560,000	565,993
(SOFR + 1.32%), 2.69%, 4/22/2032 (d)		290,000	293,663
(SOFR + 1.22%), 2.30%, 7/21/2032 (d)		470,000	461,218
Boeing Co. (The) 3.20%, 3/1/2029		1,145,000	1,183,409
Capital One Financial Corp.

Investments	Principal Amount ($)	Value ($)
Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (d)(e)(f)	442,000	433,713
CCO Holdings LLC 5.13%, 5/1/2027 (c)	140,000	144,100
CenterPoint Energy, Inc. 2.95%, 3/1/2030	280,000	288,610
CF Industries, Inc. 4.95%, 6/1/2043	224,000	269,483
Charles Schwab Corp. (The)
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (d)(e)(f)	312,000	310,830
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (d)(e)(f)	320,000	316,800
Citigroup, Inc.
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (d)(e)(f)	29,000	30,269
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (d)(e)(f)	155,000	164,835
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d)(e)(f)	160,000	159,600
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d)(e)(f)	550,000	544,500
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (d)(e)(f)	200,000	224,528
Series Y, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.15%, 11/15/2026 (d)(e)(f)	620,000	610,312
(SOFR + 1.17%), 2.56%, 5/1/2032 (d)	320,000	321,385
(SOFR + 1.18%), 2.52%, 11/3/2032 (d)	140,000	139,929
Comcast Corp. 2.94%, 11/1/2056 (c)	290,000	281,838

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
Constellium SE 4.25%, 2/15/2026 (a)	EUR	100,000	113,895
Diebold Nixdorf Dutch Holding BV 9.00%, 7/15/2025 (a)	EUR	250,000	302,240
Discovery Communications LLC 3.63%, 5/15/2030		350,000	374,433
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (c)		140,000	139,926
Exelon Generation Co. LLC 5.60%, 6/15/2042		210,000	252,849
Fidelity National Information Services, Inc. 2.00%, 5/21/2030	EUR	200,000	246,057
Fiserv, Inc. 1.63%, 7/1/2030	EUR	100,000	119,783
Ford Motor Credit Co. LLC
3.25%, 9/15/2025	EUR	150,000	181,445
3.63%, 6/17/2031		870,000	887,400
Freeport-McMoRan, Inc.
5.40%, 11/14/2034		523,000	622,370
5.45%, 3/15/2043		100,000	123,241
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035		245,000	296,115
General Electric Co.
1.50%, 5/17/2029	EUR	100,000	121,376
4.13%, 9/19/2035 (a)	EUR	100,000	156,175
General Motors Co. 6.13%, 10/1/2025		21,000	24,225
General Motors Financial Co., Inc. 2.75%, 6/20/2025		39,000	40,309
Gilead Sciences, Inc.
1.65%, 10/1/2030		110,000	104,759
2.60%, 10/1/2040		160,000	152,898
2.80%, 10/1/2050		85,000	82,575
Global Payments, Inc. 2.90%, 11/15/2031		265,000	268,174
Goldman Sachs Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (d)(e)(f)		115,000	112,033
(SOFR + 0.91%), 1.95%, 10/21/2027 (d)		355,000	354,177
(SOFR + 1.28%), 2.62%, 4/22/2032(d)		290,000	290,572
(SOFR + 1.25%), 2.38%, 7/21/2032 (d)		190,000	186,426
(SOFR + 1.26%), 2.65%, 10/21/2032 (d)		300,000	300,701
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (c)		50,000	50,850
HCA, Inc.
5.88%, 2/15/2026		185,000	207,302

Investments		Principal Amount ($)	Value ($)
2.38%, 7/15/2031		370,000	361,102
5.25%, 6/15/2049		120,000	155,523
3.50%, 7/15/2051		150,000	153,265
Hyundai Capital America
3.50%, 11/2/2026 (c)		555,000	588,575
3.50%, 11/2/2026 (a)		150,000	159,074
International Game Technology plc
3.50%, 6/15/2026 (a)	EUR	400,000	459,327
2.38%, 4/15/2028 (a)	EUR	350,000	387,011
IQVIA, Inc. 2.25%, 1/15/2028 (a)	EUR	150,000	169,894
Kansas City Southern 3.50%, 5/1/2050		90,000	97,671
Lear Corp.
2.60%, 1/15/2032		80,000	78,715
3.55%, 1/15/2052		120,000	118,362
Lennar Corp. 4.75%, 11/29/2027		225,000	255,710
LKQ Italia Bondco SpA 3.88%, 4/1/2024 (a)	EUR	200,000	241,452
Morgan Stanley
(SOFR + 0.88%), 1.59%, 5/4/2027 (d)		690,000	682,213
(SOFR + 1.18%), 2.24%, 7/21/2032 (d)		220,000	215,591
(SOFR + 1.20%), 2.51%, 10/20/2032 (d)		370,000	371,202
Netflix, Inc.
3.88%, 11/15/2029 (a)	EUR	300,000	406,575
5.38%, 11/15/2029 (c)		357,000	422,302
Novelis Sheet Ingot GmbH
3.38%, 4/15/2029 (a)	EUR	250,000	287,795
3.38%, 4/15/2029 (c)	EUR	100,000	115,118
Oracle Corp. 3.95%, 3/25/2051		66,000	71,118
Pacific Gas and Electric Co. 3.30%, 3/15/2027		366,000	371,852
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)		9,000	9,073
Paysafe Finance plc 3.00%, 6/15/2029 (a)	EUR	350,000	369,348
PNC Financial Services Group, Inc. (The) Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (d)(e)(f)		410,000	395,404
Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR	300,000	341,081
Swiss Re Finance UK plc
(EUR Swap Annual 1 Year + 3.75%), 2.71%, 6/4/2052 (a)(d)	EUR	100,000	122,019

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
TI Automotive Finance plc
3.75%, 4/15/2029 (a)	EUR	300,000	342,087
3.75%, 4/15/2029 (c)	EUR	105,000	119,730
T-Mobile USA, Inc. 3.00%, 2/15/2041		210,000	200,422
Transocean, Inc. 11.50%, 1/30/2027 (c)		25,000	23,500
UGI International LLC 3.25%, 11/1/2025 (a)	EUR	250,000	286,006
Upjohn Finance BV 1.91%, 6/23/2032 (a)	EUR	150,000	178,602
Verizon Communications, Inc.
2.55%, 3/21/2031		330,000	333,540
2.36%, 3/15/2032 (c)		60,000	59,388
2.65%, 11/20/2040		60,000	57,284
3.40%, 3/22/2041		255,000	271,049
VMware, Inc. 2.20%, 8/15/2031		290,000	282,408
Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d)(e)(f)		340,000	342,040
WMG Acquisition Corp. 2.25%, 8/15/2031 (c)	EUR	162,000	181,593

			25,275,015

TOTAL CORPORATE BONDS (Cost $189,018,557)			182,509,710

FOREIGN GOVERNMENT SECURITIES — 29.6%
Angola — 0.1%
Republic of Angola 8.00%, 11/26/2029 (a)		210,000	192,846

Australia — 3.5%
Commonwealth of Australia
5.50%, 4/21/2023 (a)	AUD	11,898,000	9,087,970
3.00%, 3/21/2047 (a)	AUD	2,140,000	1,725,096

			10,813,066

Bahrain — 0.2%
Kingdom of Bahrain
5.45%, 9/16/2032 (c)		289,000	273,105
6.00%, 9/19/2044 (a)		335,000	295,072

			568,177

Canada — 10.6%
Canada Government Bond
1.50%, 6/1/2023	CAD	16,321,000	12,894,797
0.25%, 8/1/2023	CAD	7,676,000	5,942,088
0.50%, 11/1/2023	CAD	1,928,000	1,495,326

Investments		Principal Amount($)	Value ($)
0.50%, 9/1/2025	CAD	6,758,000	5,137,921
0.50%, 12/1/2030	CAD	9,655,000	6,900,780

			32,370,912

China — 2.5%
People’s Republic of China 3.02%, 5/27/2031	CNY	48,000,000	7,625,118

Colombia — 0.1%
Republic of Colombia
3.13%, 4/15/2031		210,000	188,121
5.20%, 5/15/2049		250,000	232,781

			420,902

Dominican Republic — 0.2%
Dominican Republic Government Bond
6.88%, 1/29/2026 (c)		280,000	317,800
4.88%, 9/23/2032 (c)		240,000	238,170
5.30%, 1/21/2041 (c)		165,000	157,988

			713,958

Egypt — 0.5%
Arab Republic of Egypt
5.75%, 5/29/2024 (c)		200,000	201,750
7.60%, 3/1/2029 (c)		280,000	267,050
5.88%, 2/16/2031 (c)		386,000	327,618
7.05%, 1/15/2032 (c)		230,000	202,687
7.30%, 9/30/2033 (c)		200,000	176,250
8.70%, 3/1/2049 (a)		300,000	256,125

			1,431,480

El Salvador — 0.1%
Republic of El Salvador
5.88%, 1/30/2025 (a)		195,000	134,708
6.38%, 1/18/2027 (a)		195,000	125,873

			260,581

Ethiopia — 0.1%
Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)		400,000	260,000

Ghana — 0.1%
Republic of Ghana
7.63%, 5/16/2029 (a)		320,000	259,200
8.63%, 6/16/2049 (a)		220,000	167,200

			426,400

Hungary — 0.3%
Hungary Government Bond
2.13%, 9/22/2031 (c)		200,000	192,905
7.63%, 3/29/2041		150,000	243,883
3.13%, 9/21/2051 (c)		466,000	441,499

			878,287

Indonesia — 1.2%
Republic of Indonesia
7.00%, 9/15/2030	IDR	4,152,000,000	301,924
6.50%, 2/15/2031	IDR	17,310,000,000	1,223,695
6.38%, 4/15/2032	IDR	21,554,000,000	1,527,478
7.50%, 4/15/2040	IDR	9,920,000,000	731,972

			3,785,069

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments		Principal Amount ($)	Value ($)
Israel — 0.2%
State of Israel Government Bond 3.38%, 1/15/2050		570,000	603,594

Italy — 1.8%
Italian Republic Government Bond
0.88%, 5/6/2024		962,000	952,988
2.38%, 10/17/2024		3,295,000	3,387,641
2.88%, 10/17/2029		1,135,000	1,164,394

			5,505,023

Ivory Coast — 0.3%
Republic of Cote d’Ivoire
6.38%, 3/3/2028 (a)		270,000	289,710
6.88%, 10/17/2040 (c)	EUR	460,000	530,098

			819,808

Jamaica — 0.1%
Jamaica Government Bond 7.88%, 7/28/2045		200,000	275,100

Jordan — 0.3%
Hashemite Kingdom of Jordan
6.13%, 1/29/2026 (a)		200,000	209,850
5.85%, 7/7/2030 (c)		440,000	431,200
7.38%, 10/10/2047 (a)		210,000	202,624

			843,674

Kazakhstan — 0.1%
Republic of Kazakhstan 1.50%, 9/30/2034 (c)	EUR	370,000	420,246

Kenya — 0.4%
Republic of Kenya
6.88%, 6/24/2024 (a)		400,000	420,800
6.30%, 1/23/2034 (c)		783,000	737,978

			1,158,778

Lebanon — 0.0% (i)
Lebanese Republic
6.65%, 4/22/2024 (a)(j)		227,000	24,970
6.65%, 11/3/2028 (a)(j)		226,000	24,860

			49,830

Malaysia — 0.3%
Malaysia Government Bond 3.83%, 7/5/2034	MYR	3,920,000	925,303

Mexico — 1.0%
Mex Bonos Desarr Fix Rt
Series M 20, 8.50%, 5/31/2029	MXN	17,000,000	839,644
7.75%, 5/29/2031	MXN	23,780,000	1,121,835
United Mexican States
3.77%, 5/24/2061		392,000	353,241
3.75%, 4/19/2071		853,000	747,868

			3,062,588

Morocco — 0.1%
Kingdom of Morocco
1.50%, 11/27/2031 (c)	EUR	180,000	182,295

Investments		Principal Amount ($)	Value ($)
New Zealand — 0.9%
New Zealand Government Bond
4.50%, 4/15/2027 (a)	NZD	952,000	724,428
2.75%, 4/15/2037 (a)	NZD	3,201,000	2,187,610

			2,912,038

Nigeria — 0.4%
Federal Republic of Nigeria
7.63%, 11/21/2025 (a)		300,000	315,375
7.88%, 2/16/2032 (a)		320,000	304,400
7.38%, 9/28/2033 (c)		287,000	261,170
7.63%, 11/28/2047 (a)		400,000	343,000

			1,223,945

Paraguay — 0.2%
Republic of Paraguay 5.00%, 4/15/2026 (a)		420,000	461,291

Philippines — 0.1%
Republic of Philippines 2.95%, 5/5/2045		330,000	316,656

Portugal — 1.5%
Portuguese Republic 5.13%, 10/15/2024 (a)		4,260,000	4,746,432

Qatar — 0.2%
State of Qatar
5.10%, 4/23/2048 (a)		245,000	325,850
4.40%, 4/16/2050 (c)		200,000	244,250

			570,100

Romania — 0.1%
Romania Government Bond 4.63%, 4/3/2049 (c)	EUR	276,000	349,790

Senegal — 0.3%
Republic of Senegal
6.25%, 5/23/2033 (a)		660,000	666,600
6.75%, 3/13/2048 (a)		260,000	250,250

			916,850

Serbia — 0.2%
Republic of Serbia
1.50%, 6/26/2029 (c)	EUR	410,000	438,245
1.65%, 3/3/2033 (c)	EUR	316,000	318,058

			756,303

South Africa — 0.8%
Republic of South Africa
4.30%, 10/12/2028		240,000	238,920
Series R213, 7.00%, 2/28/2031	ZAR	21,130,000	1,088,937
8.88%, 2/28/2035	ZAR	10,963,674	603,274
6.25%, 3/8/2041		100,000	101,425
5.75%, 9/30/2049		310,000	287,583

			2,320,139

Ukraine — 0.3%
Ukraine Government Bond
7.75%, 9/1/2026 (a)		560,000	561,680

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
7.38%, 9/25/2032 (a)	430,000	404,845

		966,525

United Arab Emirates — 0.4%
United Arab Emirates Government Bond
2.88%, 10/19/2041 (c)	383,000	382,043
4.00%, 7/28/2050 (c)	400,000	359,500
3.25%, 10/19/2061 (c)	540,000	558,225

		1,299,768

Uruguay — 0.1%
Oriental Republic of Uruguay 5.10%, 6/18/2050	250,000	323,406

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $94,174,962)		90,756,278

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.2%
United States — 2.2%
BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023 (c)	400,000	384,254
Banc of America Commercial Mortgage Trust Series 2007-5, Class AJ, 6.02%, 2/10/2051 (h)	327,722	333,449
BANK
Series 2019-BN16, Class C, 4.79%, 2/15/2052 ‡(h)	23,000	25,232
Series 2018-BN10, Class C, 4.16%, 2/15/2061 ‡(h)	70,000	74,224
Series 2018-BN13, Class C, 4.72%, 8/15/2061 ‡(h)	118,000	128,799
Series 2019-BN20, Class C, 3.77%, 9/15/2062 ‡(h)	176,000	180,064
Benchmark Mortgage Trust Series 2019-B11, Class C, 3.75%, 5/15/2052 ‡(h)	315,000	327,594
Cascade Funding Mortgage Trust Series 2021-FRR1, Class BK45, 2.32%, 2/28/2025 (c)	1,000,000	974,620
CCUBS Commercial Mortgage Trust Series 2017-C1, Class C, 4.54%, 11/15/2050 ‡(h)	28,000	29,940
CD Mortgage Trust Series 2016-CD2, Class C, 4.13%, 11/10/2049 ‡(h)	21,000	21,317
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class C, 4.58%, 7/10/2047 ‡(h)	21,000	21,952
Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡(c)	205,000	192,881

Investments	Principal Amount ($)	Value ($)
CSAIL Commercial Mortgage Trust Series 2021-C20, Class C, 3.85%, 3/15/2054 ‡(h)	119,000	125,424
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.40%, 7/25/2023 (h)	3,757,360	16,042
Series K739, Class X1, IO, 1.39%, 9/25/2027 (h)	2,197,375	135,568
Series K153, Class X3, IO, 3.90%, 4/25/2035 (h)	340,000	103,585
Series K036, Class X3, IO, 2.18%, 12/25/2041 (h)	2,640,000	104,584
Series K720, Class X3, IO, 1.38%, 8/25/2042 (h)	6,800,000	55,794
Series K041, Class X3, IO, 1.70%, 11/25/2042 (h)	3,470,000	149,668
Series K718, Class X3, IO, 1.47%, 2/25/2043 (h)	10,025,000	20,297
Series K054, Class X3, IO, 1.65%, 4/25/2043 (h)	1,365,000	82,484
Series K050, Class X3, IO, 1.61%, 10/25/2043 (h)	1,010,000	53,484
Series K051, Class X3, IO, 1.67%, 10/25/2043 (h)	1,395,000	78,358
Series K052, Class X3, IO, 1.67%, 1/25/2044 (h)	750,000	44,228
Series K726, Class X3, IO, 2.22%, 7/25/2044 (h)	2,890,000	141,149
Series K067, Class X3, IO, 2.19%, 9/25/2044 (h)	1,385,000	148,332
Series K072, Class X3, IO, 2.21%, 12/25/2045 (h)	400,000	45,759
Series K089, Class X3, IO, 2.37%, 1/25/2046 (h)	850,000	123,903
Series K078, Class X3, IO, 2.29%, 6/25/2046 (h)	1,820,000	233,460
Series K088, Class X3, IO, 2.42%, 2/25/2047 (h)	980,000	146,767
FREMF Series 2018-KF46, Class B, 2.04%, 3/25/2028 (c)(h)	314,103	306,140
FREMF Mortgage Trust
Series 2017-KF31, Class B, 2.99%, 4/25/2024 (c)(h)	38,243	37,911
Series 2017-KF36, Class B, 2.74%, 8/25/2024 (c)(h)	37,837	37,837
Series 2017-KF38, Class B, 2.59%, 9/25/2024 (c)(h)	28,396	28,396

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
Series 2018-KF47, Class B, 2.09%, 5/25/2025 (c)(h)	11,728	11,559
Series 2018-KF49, Class B, 1.99%, 6/25/2025 (c)(h)	199,730	195,980
Series 2017-K728, Class B, 3.77%, 11/25/2050 (c)(h)	190,000	199,903
Series 2017-K728, Class C, 3.77%, 11/25/2050 (c)(h)	105,000	108,870
GNMA Series 2017-23, IO, 0.63%, 5/16/2059 (h)	330,218	14,485
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.90%, 11/10/2045 ‡(c)(h)	320,000	320,250
Series 2015-GC30, Class C, 4.21%, 5/10/2050 ‡(h)	36,000	37,450
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class C, 4.41%, 7/15/2048 ‡(h)	62,000	63,239
Series 2015-C31, Class C, 4.77%, 8/15/2048 ‡(h)	23,000	24,020
JPMDB Commercial Mortgage Securities Trust Series 2017-C7, Class C, 4.30%, 10/15/2050 ‡(h)	39,000	41,608
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP4, Class C, 3.55%, 12/15/2049 ‡(h)	28,000	27,629
LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.02%, 7/15/2044 (h)	2,968	2,930
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡(h)	134,898	60,922
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 5.22%, 2/15/2047 ‡(h)	21,000	22,170
Series 2015-C24, Class C, 4.49%, 5/15/2048 ‡(h)	36,000	37,249
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class E, 5.48%, 11/14/2042 ‡(h)	42,328	41,622
Series 2015-MS1, Class B, 4.17%, 5/15/2048 ‡(h)	28,000	29,565
Series 2020-L4, Class C, 3.54%, 2/15/2053 ‡(h)	113,000	115,971

Investments	Principal Amount ($)	Value ($)
UBS Commercial Mortgage Trust Series 2017-C7, Class B, 4.29%, 12/15/2050 ‡(h)	106,000	115,802
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (c)(h)	129,901	133,547
Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡(c)(h)	144,718	149,702
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class C, 4.18%, 7/15/2048 ‡(h)	23,000	23,359
Series 2019-C49, Class C, 4.87%, 3/15/2052 ‡(h)	59,000	65,144

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,704,205)		6,756,472

ASSET-BACKED SECURITIES — 1.8%
United States — 1.8%
Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡(c)	136,712	142,465
Chase Funding Trust Series 2003-6, Class 1A7, 5.28%, 11/25/2034 ‡(b)	76,862	79,918
Credit-Based Asset Servicing and Securitization LLC Series 2004-CB5, Class M1, 1.01%, 1/25/2034 ‡(h)	87,035	86,291
Drive Auto Receivables Trust Series 2018-3, Class D, 4.30%, 9/16/2024	132,459	134,262
DT Auto Owner Trust
Series 2019-1A, Class D, 3.87%, 11/15/2024 (c)	65,000	66,313
Series 2019-1A, Class E, 4.94%, 2/17/2026 (c)	100,000	104,221
Exeter Automobile Receivables Trust Series 2018-3A, Class D, 4.35%, 6/17/2024 (c)	162,639	165,754
Flagship Credit Auto Trust
Series 2017-4, Class D, 3.58%, 1/15/2024 (c)	280,000	284,233
Series 2017-2, Class E, 5.55%, 7/15/2024 (c)	380,000	384,137
GLS Auto Receivables Issuer Trust Series 2019-2A, Class B, 3.32%, 3/15/2024 (c)	105,478	106,204
JetBlue Pass-Through Trust
Series 2019-1, Class B, 8.00%, 11/15/2027	158,273	182,894

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
Series 2019-1, Class A, 2.95%, 5/15/2028	45,733	45,978
Series 2020-1, Class B, 7.75%, 11/15/2028	42,096	49,481
Lendmark Funding Trust Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡(c)	580,000	589,556
Marlette Funding Trust Series 2018-2A, Class C, 4.37%, 7/17/2028 (c)	77,662	77,852
OneMain Direct Auto Receivables Trust
Series 2018-1A, Class B, 3.71%, 4/14/2025 (c)	100,000	100,304
Series 2018-1A, Class D, 4.40%, 1/14/2028 (c)	160,000	160,516
Onemain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡(c)	100,000	101,495
PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 2.74%, 8/25/2025 (c)(h)	210,000	209,832
Santander Revolving Auto Loan Trust
Series 2019-A, Class C, 3.00%, 1/26/2032 (c)	150,000	155,500
Series 2019-A, Class D, 3.45%, 1/26/2032 (c)	650,000	675,640
Structured Asset Investment Loan Trust
Series 2004-8, Class M3, 1.07%, 9/25/2034 ‡(h)	44,537	44,499
Series 2005-HE3, Class M1, 0.81%, 9/25/2035 ‡(h)	45,499	45,413
US Auto Funding Series 2021-1A, Class C, 2.20%, 5/15/2026 (c)	1,125,000	1,109,927
Westlake Automobile Receivables Trust Series 2018-2A, Class E, 4.86%, 1/16/2024 (c)	310,000	312,743

TOTAL ASSET-BACKED SECURITIES (Cost $5,356,161)		5,415,428

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.9%
United Kingdom — 0.0% (i)
Brass NO 8 plc Series 8A, Class A1, 0.86%, 11/16/2066 (c)(h)	78,744	79,031

Investments	Principal Amount ($)	Value ($)
United States — 0.9%
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	107,736	109,703
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	67,198	66,483
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	77,206	78,849
Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	130,837	97,616
Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 2.33%, 2/25/2037 (h)	18,180	18,357
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	49,048	32,742
Deephaven Residential Mortgage Trust Series 2020-1, Class A1, 2.34%, 1/25/2060 (c)(h)	62,260	62,342
FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 2.39%, 9/25/2030 (h)	45,932	46,386
FHLMC, REMIC
Series 2916, Class S, IF, IO, 7.16%, 1/15/2035 (h)	1,482,630	276,172
Series 4305, Class SK, IF, IO, 6.51%, 2/15/2044 (h)	492,513	94,143
Series 4689, Class SD, IF, IO, 6.06%, 6/15/2047 (h)	352,614	76,460
Series 4714, Class SA, IF, IO, 6.06%, 8/15/2047 (h)	281,674	58,626
Series 5022, IO, 3.00%, 9/25/2050	495,079	63,587
Series 5023, Class MI, IO, 3.00%, 10/25/2050	860,463	145,223
Series 4839, Class WS, IF, IO, 6.01%, 8/15/2056 (h)	2,162,498	479,115
FNMA, Connecticut Avenue Securities
Series 2015-C03, Class 2M2, 5.09%, 7/25/2025 (h)	11,735	11,800
Series 2016-C06, Class 1M2, 4.34%, 4/25/2029 (h)	42,991	44,598
Series 2018-C06, Class 1M2, 2.09%, 3/25/2031 (h)	71,190	71,621
Series 2018-C06, Class 2M2, 2.19%, 3/25/2031 (h)	20,161	20,306

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
FNMA, REMIC
Series 2010-57, Class ID, IO, 4.00%, 6/25/2025	83,946	1,349
Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	948,350	53,658
Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	675,203	55,748
Series 2012-93, Class SE, IF, IO, 6.01%, 9/25/2042 (h)	102,454	20,756
Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	105,298	14,169
Series 2012-133, Class NS, IF, IO, 6.06%, 12/25/2042 (h)	181,428	35,463
Series 2015-40, Class LS, IF, IO, 6.08%, 6/25/2045 (h)	260,688	48,720
Series 2016-75, Class SC, IF, IO, 6.01%, 10/25/2046 (h)	637,101	113,394
Series 2017-31, Class SG, IF, IO, 6.01%, 5/25/2047 (h)	920,439	181,638
Series 2017-39, Class ST, IF, IO, 6.01%, 5/25/2047 (h)	266,713	57,921
Series 2017-69, Class SH, IF, IO, 6.11%, 9/25/2047 (h)	399,539	85,988
Series 2019-42, Class SK, IF, IO, 5.96%, 8/25/2049 (h)	691,659	120,570
FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (h)	127,929	7,275
GNMA
Series 2017-107, Class KS, IF, IO, 6.11%, 7/20/2047 (h)	242,801	43,127
Series 2019-42, Class SJ, IF, IO, 5.96%, 4/20/2049 (h)	567,437	83,886
Series 2015-H13, Class GI, IO, 1.58%, 4/20/2065 (h)	165,661	6,004
Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 0.65%, 7/25/2029 (h)	64,231	63,233

Investments		Principal Amount ($)	Value ($)
Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 2.61%, 7/25/2034 (h)		14,666	15,042

			2,862,070

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,022,332)			2,941,101

SUPRANATIONAL — 0.4%
African Export-Import Bank (The) 5.25%, 10/11/2023 (a)		200,000	212,750
European Union 0.10%, 10/4/2040 (a)	EUR	1,070,000	1,168,287

TOTAL SUPRANATIONAL (Cost $1,417,316)			1,381,037

		Shares
COMMON STOCKS — 0.1%
United States — 0.1%
Oasis Petroleum, Inc. (Cost $46,454)		1,711	205,149

		No. of Warrants
WARRANTS — 0.0% (i)
United States — 0.0% (i)
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD *‡ (Cost $—)		16	240

		Shares
SHORT-TERM INVESTMENTS — 1.4%
INVESTMENT COMPANIES — 1.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (k)(l) (Cost $4,386,060)		4,386,060	4,386,060

Total Investments — 95.9% (Cost $304,126,047)			294,351,475
Other Assets Less Liabilities — 4.1%			12,428,654

Net Assets — 100.0%			306,780,129

Percentages indicated are based on net assets.

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CNY	China Yuan
DKK	Danish Krone
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of November 30, 2021. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
OYJ	Public Limited Company
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar
ZAR	South African Rand

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2021.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2021.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2021.
(i)	Amount rounds to less than 0.1% of net assets.
(j)	Defaulted security.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of November 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of November 30, 2021:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note	9	03/2022	USD	1,092,234	6,740

Short Contracts
Euro-BTP	(53)	12/2021	EUR	(9,112,267)	(77,964)
Euro-Buxl 30 Year Bond	(16)	12/2021	EUR	(3,965,539)	(159,959)
U.S. Treasury 5 Year Note	(36)	03/2022	USD	(4,368,938)	(27,353)
U.S. Treasury 10 Year Note	(27)	03/2022	USD	(3,531,094)	(35,916)
U.S. Treasury 10 Year Ultra Note	(144)	03/2022	USD	(21,161,250)	(328,653)
U.S. Treasury Long Bond	(1)	03/2022	USD	(162,156)	(2,979)
U.S. Treasury Ultra Bond	(61)	03/2022	USD	(12,224,781)	(330,033)

					(962,857)

					(956,117)

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Abbreviations

EUR	Euro
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of November 30, 2021:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	71,689,240	EUR	61,488,322	BNP Paribas	12/3/2021	1,954,069
USD	55,063,534	EUR	47,178,538	Goldman Sachs International	12/3/2021	1,557,383
USD	578,261	EUR	499,221	HSBC Bank, NA	12/3/2021	12,084
USD	110,519	EUR	95,018	Royal Bank of Canada	12/3/2021	2,757
USD	522,900	EUR	448,621	State Street Corp.	12/3/2021	14,109
USD	7,540,058	GBP	5,480,596	BNP Paribas	12/3/2021	251,132
USD	330,595	GBP	242,438	State Street Corp.	12/3/2021	8,165
USD	35,795	EUR	30,940	BNP Paribas	12/22/2021	675
EUR	641,994	USD	725,400	HSBC Bank, NA	1/5/2022	3,806
USD	4,725,325	EUR	4,150,057	Barclays Bank plc	1/5/2022	11,505
USD	31,642,920	EUR	27,801,112	Goldman Sachs International	1/5/2022	65,177
USD	21,429,780	EUR	18,832,154	HSBC Bank, NA	1/5/2022	39,380
USD	67,408,234	EUR	59,235,250	TD Bank Financial Group	1/5/2022	126,194
USD	7,653,286	GBP	5,723,033	Goldman Sachs International	1/5/2022	35,434
USD	16,563,801	AUD	22,692,936	BNP Paribas	1/24/2022	377,397
USD	27,361,925	CAD	34,459,272	Citibank, NA	1/24/2022	373,992
USD	5,539,877	CAD	6,997,591	State Street Corp.	1/24/2022	59,478
USD	13,845,592	EUR	12,074,730	Citibank, NA	1/24/2022	124,863
USD	309,604	IDR	4,439,628,027	BNP Paribas**	1/24/2022	1,445
USD	2,318,754	MXN	49,552,000	Citibank, NA	1/24/2022	32,308
USD	894,227	MYR	3,732,608	BNP Paribas**	1/24/2022	9,609
USD	3,012,871	SEK	26,295,244	Citibank, NA	1/24/2022	90,937
USD	1,831,122	ZAR	28,265,563	Barclays Bank plc	1/24/2022	67,337
USD	3,052,253	NZD	4,356,615	BNP Paribas	1/25/2022	80,653

Total unrealized appreciation						5,299,889

EUR	4,150,057	USD	4,718,285	Barclays Bank plc	12/3/2021	(11,620)
EUR	27,801,112	USD	31,596,798	Goldman Sachs International	12/3/2021	(66,985)
EUR	18,832,154	USD	21,398,613	HSBC Bank, NA	12/3/2021	(40,679)
EUR	787,936	USD	901,882	Royal Bank of Canada	12/3/2021	(8,267)
EUR	59,235,250	USD	67,310,328	TD Bank Financial Group	12/3/2021	(130,412)
GBP	5,723,033	USD	7,647,117	Goldman Sachs International	12/3/2021	(35,761)
USD	97,977	EUR	86,475	Barclays Bank plc	12/3/2021	(96)
USD	1,142,536	EUR	1,010,314	Royal Bank of Canada	12/3/2021	(3,282)
USD	106,824	EUR	94,842	Royal Bank of Canada	1/5/2022	(901)
AUD	7,573,986	USD	5,497,881	BNP Paribas	1/24/2022	(95,512)
CZK	64,172,865	USD	2,900,449	BNP Paribas	1/24/2022	(52,280)
EUR	66,000	USD	75,635	Merrill Lynch International	1/24/2022	(638)
IDR	13,225,676,190	USD	924,763	BNP Paribas**	1/24/2022	(6,755)
INR	228,802,935	USD	3,051,552	BNP Paribas**	1/24/2022	(20,449)
KRW	3,518,123,576	USD	2,979,214	BNP Paribas**	1/24/2022	(8,053)
MXN	3,312,699	USD	158,699	BNP Paribas	1/24/2022	(5,843)
PLN	5,477,809	USD	1,345,935	Goldman Sachs International	1/24/2022	(17,215)
SEK	26,295,244	EUR	2,620,118	Goldman Sachs International	1/24/2022	(55,353)
USD	7,901,024	CNY	50,624,260	State Street Corp.**	1/24/2022	(11,439)

Total unrealized depreciation						(571,540)

Net unrealized appreciation						4,728,349

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CNY	China Yuan
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Republic Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.

Centrally Cleared Credit default swap contracts outstanding - buy protection (a) as of November 30, 2021:

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%) (b)	Notional Amount (c)	Upfront Payments (Receipts) ($) (d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.EM.36-V1	1.00	Quarterly	12/20/2026	2.14	USD 6,430,000	244,355	86,387	330,742

Centrally Cleared Credit default swap contracts outstanding - sell protection (e) as of November 30, 2021:

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%) (b)	Notional Amount (c)	Upfront Payments (Receipts) ($) (d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
iTraxx.Europe.Crossover.36-V1	5.00	Quarterly	12/20/2026	2.87	EUR 1,250,000	159,172	(6,501)	152,671

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

(e)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

Centrally Cleared Interest rate swap contracts outstanding as of November 30, 2021:

Floating Rate Index (a)	Fixed Rate	Pay/Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)	Value and Unrealized Appreciation (Depreciation) ($)
6 month EURIBOR semi-annually	(0.08) annually	Receive	12/21/2024	EUR 27,000,000	—	(28,597)
3 month LIBOR quarterly	0.94 semi-annually	Pay	6/24/2026	USD 4,325,000	—	(44,755)
3 month LIBOR quarterly	1.80 semi-annually	Receive	6/24/2051	USD 2,850,000	—	(135,976)

					—	(209,328)

Abbreviations

CDX	Credit Default Swap Index
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	Value of floating rate index at November 30, 2021 was as follows:

Floating Rate Index	Value
3 Month LIBOR	0.17%
6 Month EURIBOR	(0.54)

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

A. Valuation of Investments – Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2021.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$–	$4,325,791	$1,089,637	$5,415,428
Collateralized Mortgage Obligations	–	2,941,101	–	2,941,101
Commercial Mortgage-Backed Securities
United States	–	4,453,343	2,303,129	6,756,472
Common Stocks	205,149	–	–	205,149
Corporate Bonds	–	182,509,710	–	182,509,710
Foreign Government Securities	–	90,756,278	–	90,756,278
Supranational	–	1,381,037	–	1,381,037
Warrants	–	–	240	240
Short-Term Investments
Investment Companies	4,386,060	–	–	4,386,060

Total Investments in Securities	$4,591,209	$286,367,260	$3,393,006	$294,351,475

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$5,299,889	$–	$5,299,889
Futures Contracts	6,740	–	–	6,740
Swaps	–	86,387	–	86,387
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	–	(571,540)	–	(571,540)
Futures Contracts	(962,857)	–	–	(962,857)
Swaps	–	(215,829)	–	(215,829)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(956,117)	$4,598,907	$–	$3,642,790

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of February 28, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2021
Investments in Securities:
Asset-Backed Securities	$1,699,878	$253	$(17,945)	$292	$—	$(592,841)	$—	$—	$1,089,637
Collateralized Mortgage Obligations	154,490	6	(4,496)	—	—	(150,000)	—	—	—
Commercial Mortgage-Backed Securities	2,040,140	(2)	22,547	328	301,133	(127,466)	66,449	—	2,303,129
Warrants	222	—	18	—	—	—	—	—	240

Total	$3,894,730	$257	$124	$620	$301,133	$(870,307)	$66,449	$—	$3,393,006

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2021, which were valued using significant unobservable inputs (level 3) amounted to $14,253.

There were no significant transfers into or out of level 3 for the period ended November 30, 2021.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at November 30, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,089,637	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (23.09%)
			Constant Default Rate	0.00% - 3.20% (0.64%)
			Yield (Discount Rate of Cash Flows)	1.36% - 4.46% (2.45%)

Asset-Backed Securities	1,089,637

	2,242,207	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (6.68%)

			Constant Default Rate	0.00% - 2.00% (0.13%)
			Yield (Discount Rate of Cash Flows)	2.34% - 48.54% (4.30%)
Commercial Mortgage-Backed Securities	2,242,207

	240	Market Comparable Companies	EBITDA Multiple (b)	5.3x (5.3x)

Warrants	240

Total	$3,332,084

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At November 30, 2021, the value of these investments was $60,922. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

B. Investment Transactions with Affiliates — The Fund invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2021
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2021	Shares at November 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03%(a)(b)	$—	$71,689,410	$67,303,350	$—	$—	$4,386,060	4,386,060	$1,378	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(a)(b)	12,234,929	29,764,741	41,999,670	—	—	—	—	315	—

Total	$12,234,929	$101,454,151	$109,303,020	$—	$—	$4,386,060		$1,693	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2021.

C. Derivatives — The Fund used derivative instruments including futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes (1) — (3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open future contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically based on a fixed interest rate.